                                                                     EXHIBIT (J)

[KPMG LETTERHEAD]



                          Independent Auditors' Consent



The Board of Directors
Fortis Worldwide Portfolios, Inc.


We consent to the use of our report incorporated herein by reference and the references to our Firm under the headings "Financial Highlights" in Part A and "Financial Statements" in Part B of the Registration Statement.




                                                        /s/ KPMG LLP

                                                        KPMG LLP


Minneapolis, Minnesota
February 28, 2000